UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2018, GrowGeneration Corp. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) in Denver, Colorado. The matters listed below were submitted to a vote of the shareholders. 51.51% of the Company’s outstanding shares of common stock as of March 16, 2018, the record date, have voted either in person or via proxy. The final voting results are as follows:

(1) To elect five directors to the Board of Directors of the Company to serve until the Company’s 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
Michael Salaman	9,745,135	98.86%	112,401	1.14%
Darren Lampert	9,759,964	99.01%	97,572	0.99%
Steven Aiello	8,423,374	85.45%	1,434,162	14.55%
Peter Rosenberg	9,676,881	98.17%	180,655	1.83%
Sean Stiefel	8,424,156	85.46%	1,433,380	14.54%

(2) To approve and ratify the appointment of Connolly Grady & Cha LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2017 and for the fiscal year then ending.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	9,780,444	9,913	67,179	0

(3) To approve and ratify the adoption of the Company’s 2018 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	9,353,474	112,978	391,084	0

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On April 20, 2018, management of the Company gave presentations related to the business and performance of the Company at the Annual Meeting.

A copy of the presentation slides presented at the Annual Meeting is attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached hereto shall be deemed furnished and not filed. The information contained in the presentation slides has been provided for information purposes only and should not be construed as an offer to sell or a solicitation of an offer to purchase any of the Company’s securities.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation Slides, dated April 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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